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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 21, 2004

                     AMERICAN SCIENCE AND ENGINEERING, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

        1-6549                                           04-2240991
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(Commission File Number)                    (I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS                        01821
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   (Address of Principal Executive Offices)                          (Zip Code)

                                 (978) 262-8700
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 21, 2004 American Science and Engineering, Inc., announced that the Company entered into a material definitive agreement. A copy of the Press Release issued on September 21, 2004 regarding the agreement is filed as Exhibit Number 99.1

ITEM 9.01 EXHIBITS.


EXHIBIT
NUMBER       DESCRIPTION
   99.1      Press Release dated September 21, 2004.

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                                    SIGNATURE
                   -------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2004             AMERICAN SCIENCE AND ENGINEERING, INC.

                                     By: /s/ Anthony R. Fabiano
                                     -----------------------------------------
                                     Anthony R. Fabiano
                                     President and Chief Executive Officer

                                     -3-
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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1 Press Release of the Company dated September 21, 2004 regarding material definitive agreement.

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